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                                                                    EXHIBIT 10.7

                            VASTAR RESOURCES, INC.
                              FIRST AMENDMENT TO
                      EXECUTIVE LONG-TERM INCENTIVE PLAN

          Pursuant to the power of amendment reserved therein, Vastar Resources, Inc. Executive Long-Term Incentive Plan, as amended and restated, effective March 5, 1998 (the "Plan") is hereby amended as follows:

          1. Article I is amended, with respect to the definition of "Change of Control" in Section 2(a) and the definition of "Outside Director" in Section 2(i), to replace the terms "Atlantic Richfield Company" and "ARCO" with the term "Parent Company". This amendment shall be construed consistently with the intent that the Merger, if it occurs, is a Change of Control.

          2. Article I is amended, with respect to the definition of "Change of Control," effective as of such time as the Certificate of Merger relating to the merger between Atlantic Richfield Company and Prairie Holdings, Inc., a subsidiary of BP Amoco p.l.c. is duly filed with the Secretary of State of the State of Delaware or at such later time as is specified in the Certificate of Merger in accordance with the Delaware General Corporation Law, to read as follows:

              "(vii)  A Subsequent Change of Control."

          3. Article I, Section 2 is amended to renumber subsections (f) through (h) to subsections (g) through (i), to renumber subsection (i) as (k), to renumber subsections (j) through (n) as (m) through (q), and to renumber subsection (o) as (s), and to add new subsections (f), (j), (l) and (r) to read as follows:

              "(f) "Effective Time" means, with respect to the Merger, such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or at such later time as is specified in the Certificate of Merger in accordance with the Delaware General Corporation Law.

              (j) "Merger" shall mean the merger between Atlantic Richfield Company and Prairie Holdings, Inc., a subsidiary of BP Amoco p.l.c.

              (l) "Parent Company" shall mean, until the Effective Time of the Merger, Atlantic Richfield Company and, after the Effective Time of the Merger, BP Amoco p.l.c. or any of its subsidiaries or affiliates and any of their respective successors.

              (r) "Subsequent Change of Control" shall mean each Change of Control which occurs after the consummation of a transaction constituting a Change of Control."

          4. Article I is amended to add new subsection (d) to Section 3 which shall read as follows:

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          "(d)  Both the Chief Financial Officer and the Vice President, Human
Resources of the Company whose duties with respect to this Plan are provided herein, will be those persons who have been employed in such positions by the Company since April 1, 1999. Any action required to be taken under this Plan by the Chief Financial Officer and the Vice President, Human Resources of the Company may be taken by either individual if the other position is vacant. If the positions of Chief Financial Officer and Vice President, Human Resources of the Company are both vacant, actions required to be taken under the Plan by such officers may only be taken by one of the officers of the Company set forth below (in the order stated) who was in such position on April 1, 1999:

               (i)    Controller
               (ii)   General Counsel
               (iii)  Senior Vice President of Production
               (iv)   Senior Vice President of Exploration
               (v)    Vice President of Business Development.

If none of such persons is in such position, the Special Plan Administrator shall take actions required to be taken under the Plan."

     5. Article II, Section 2 is amended to replace the reference word "President" in subsections (d)(iii) and (iv) and replace it with the words "Senior Vice President and Chief Financial Officer."

     6. All amendments shall be effective as of July 21, 1999 unless otherwise noted.

     Executed as of the 12th day of August, 1999.

     ATTEST:                                VASTAR RESOURCES, INC.

     By:  /s/ Jonathan D. Edelfelt          By:  /s/ Jeffrey M. Bender
          ------------------------               -------------------------------
          Jonathan D. Edelfelt                   Jeffrey M. Bender
          Associate Secretary                    Vice President, Human Resources

APPROVED as to form this 12th day
of August, 1999


WACHOVIA BANK, N.A.,


By:    /s/ Peter D. Quinn
       ----------------------
Name:  Peter D. Quinn
       ----------------------
Title: Senior Vice President
       ----------------------

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